UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2011
RSC HOLDINGS INC.
RSC HOLDINGS III, LLC
RSC EQUIPMENT RENTAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33485	22-1669012
DELAWARE	333-144625-01	41-2218971
ARIZONA	333-144625	86-0933835
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

(480) 905-3300
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Credit Agreement Amendment
Effective September 28, 2011, RSC Holdings II, LLC (“RSC II”), RSC Holdings III, LLC (“RSC III”), RSC Equipment Rental, Inc. (“RSC”) and RSC Equipment Rental of Canada Ltd. (together with RSC and RSC III, the “Borrowers” and the Borrowers together with RSC II, the “RSC Entities”) entered into the incremental amendment (the “Credit Agreement Amendment”) to the Borrowers’ senior secured asset-based loan facility (the “ABL Revolving Facility”) which is governed by a credit agreement, dated as of February 9, 2011 (the “Credit Agreement”), among the RSC Entities, Deutsche Bank AG, New York Branch, as U.S. administrative agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent, and the other financial institutions party thereto from time to time, in order to increase the total commitments under the ABL Revolving Facility. The Credit Agreement Amendment increases the total amount of revolving credit commitments under the ABL Revolving Facility from $1,100.0 million to $1,210.0 million (subject to availability under a borrowing base), and increases the sub-limit for extensions of credit to Canadian borrowers under the ABL Revolving Facility from $75.0 million to $100.0 million (subject to availability under a borrowing base).
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

Exhibit Number	Description
10.1
Incremental Amendment, dated as of September 28, 2011, by and among RSC Holdings II, LLC, RSC Holdings III, LLC, RSC Equipment Rental, Inc., RSC Equipment Rental of Canada Ltd., Deutsche Bank AG, New York Branch, as U.S. administrative agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent, and the other financial institutions party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc. RSC Holdings III, LLC RSC Equipment Rental, Inc.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: October 3, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1
Incremental Amendment, dated as of September 28, 2011, by and among RSC Holdings II, LLC, RSC Holdings III, LLC, RSC Equipment Rental, Inc., RSC Equipment Rental of Canada Ltd., Deutsche Bank AG, New York Branch, as U.S. administrative agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent, and the other financial institutions party thereto.